              --------------------------------------------------
                                 SMITH BARNEY
                         MASSACHUSETTS MUNICIPALS FUND
              --------------------------------------------------

            CLASSIC SERIES  |  ANNUAL REPORT  |  NOVEMBER 30, 2001




                               [LOGO] Smith Barney
                                      Mutual Funds

                Your Serious Money. Professionally Managed./SM/
                  Your Serious Money, Professionally Managed.

           --------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
           --------------------------------------------------------

[PHOTO]
HEATH B. MCLENDON
Chairman

[PHOTO]
PETER M. COFFEY
Vice President and Investment Officer

Dear Shareholder,
We are pleased to provide the annual report for the Smith Barney Massachusetts Municipals Fund ("Fund") for the year ended November 30, 2001. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Performance Update
For the year ended November 30, 2001, the Fund's Class A shares, without sales charges, returned 10.25%. In comparison, the Lehman Brothers Municipal Bond Index ("Lehman Index")/1/ and the Lipper Inc. ("Lipper")/2/ peer group of Massachusetts municipal debt funds returned 8.75% and 8.18%, respectively, for the same period. Please note that past performance is not indicative of future results.

Investment Strategy
The Fund seeks to provide Massachusetts investors with as high a level of dividend income exempt from federal and Massachusetts personal income taxes as is consistent with prudent investment management and the preservation of capital./3/

Market Review
The U.S. Federal Reserve Board ("Fed") pursued an aggressive campaign to reduce short-term interest rates in an effort to bolster a flagging economy in 2001. By the end of the year, the federal funds rate ("fed funds rate")/4/ had dropped to 1.75% -- its lowest level since July of 1961. (Note that this level was reached in December 2001, after the reporting period for the Fund had closed.)

--------
1 The Lehman Index is a broad measure of the municipal bond market with maturities of at least one year. Please note that an investor cannot invest directly in an index.
2 Lipper is an independent mutual fund tracking organization.
3 Please note a portion of the income from the Fund may be subject to the
  Alternative Minimum Tax ("AMT").
4 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.

1 Smith Barney Massachusetts Municipals Fund | 2001 Annual Report to
                                 Shareholders

The Fed's numerous cuts in short-term rates proved beneficial to the municipal securities market during the reporting period, and yields declined. Quality spreads -- the difference in yields between higher credit quality and lower credit quality debt -- also contracted. Both of these changes contributed positively to the Fund's total return.

Massachusetts Economic Highlights
Against a backdrop of global economic weakness and political uncertainty that began almost 18 months ago, Massachusetts Governor Jane Swift initiated plans to counteract an economic downturn in 2001. In April 2001, she proposed reducing the unemployment insurance contribution rate, which could save businesses in the Commonwealth an estimated $35 per employee, or a total of $200 million in fiscal 2002. Governor Swift hopes employers will reinvest this money in workforce education, thereby stimulating the economy. The Governor also proposed legislation to increase the state's Earned Income Tax Credit in order to help low-income working families retain more of their earnings. Under the proposal, the tax credit would increase to 20% in 2002 from its current rate of 15%. It would increase again in 2003 to 25%.

In June, the Governor followed up on her April initiatives and filed a $453 million supplemental budget that would provide $150 million in tax relief for low-income individuals and families, as well as an additional $52 million in funding for adult education and worker training.

Governor Swift also signed a "No New Taxes" pledge, promising all citizens of the Commonwealth that she would oppose and veto any attempt to raise taxes.

Challenging economic conditions were exacerbated by the terrorist attacks of September 11th, which significantly affected tourism in Massachusetts. Tourism is the Commonwealth's third largest industry, employing 140,000 people and generating $12.2 billion per year. In an attempt to stem layoffs within the travel, tourism and hospitality industries, Governor Swift lobbied for the approval of a $19 million national emergency grant to help train approximately 4,000 out of the 14,000 people susceptible to layoffs in those industries. She also organized a Travel and Tourism Recovery Task Force, made up of various hospitality industry leaders from the Commonwealth, to work on marketing and public relations campaigns aimed at Massachusetts residents and residents of nearby markets.


2 Smith Barney Massachusetts Municipals Fund | 2001 Annual Report to
                                 Shareholders

The Governor also launched several initiatives to help smaller- and medium-sized businesses. She plans to raise the state's bond limit by $50 million to fund various infrastructure projects and reallocate a portion of the state's existing resources to create more affordable housing. She also proposed legislation to expand the available pool of capital through loans and loan guarantees, infusing businesses with an additional $110 million in new funds. Governor Swift hopes this infusion of cash will help approximately 12,000 Massachusetts workers remain employed. Additionally, the Governor has earmarked $15 million to help small businesses with turn-around management and to provide them with working capital and financing. The Governor also urged the Legislature to provide businesses with unemployment insurance rate relief.

Governor Swift's spending proposal for fiscal 2002 also addresses the projected $1.35 billion budget shortfall anticipated for the year. The Governor recommended cutting $710 million in expenses while using $440 million of reserves and $200 million from the annual tobacco settlement payment to help ease the deficit. The Governor also proposed a 1.7% increase in state spending to $22.5 billion in fiscal 2002, maintaining her commitment to general local aid and focusing on investments in education, health care and public safety.

Governor Swift also called for a statewide tax-free holiday weekend on December 1st and 2nd in order to stimulate retail spending and boost the local economy.

Market Outlook
Looking ahead, the first meeting of the Federal Open Market Committee ("FOMC")/5/ is scheduled for the end of January 2002. We anticipate that the Fed may possibly reduce short-term interest rates by an additional 25 basis points./6/ While long-term rates may rebound modestly once the U.S. economy shows renewed signs of life, we do not anticipate a substantial increase in long-term rates while inflation remains subdued (and we expect it to remain subdued through 2002, and probably beyond that period)./7/

--------
5 The FOMC is a policy-making body of the Federal Reserve System, the U.S.
  central bank that is responsible for the formulation of policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.
6 A basis point is 0.01% or one one-hundredth of a percent.
7 Bond prices move inversely to changes in interest rates.


3 Smith Barney Massachusetts Municipals Fund | 2001 Annual Report to
                                 Shareholders

As the economy shifts from recession to recovery, the next move will likely be a tightening (an increase in short-term interest rates). If the recovery begins by spring, as we anticipate, the Fed could begin tightening before the end of the second quarter of 2002. We expect subdued inflation over the next several quarters, with little threat of inflation before 2003.

Thank you for investing in the Smith Barney Massachusetts Municipals Fund.

Sincerely,

/s/ Heath B. McLendon                        /s/ Peter M. Coffey
Heath B. McLendon                            Peter M. Coffey
Chairman                                     Vice President and
                                             Investment Officer

December 21, 2001

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 10 through 13 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of November 30, 2001 and is subject to change.



4 Smith Barney Massachusetts Municipals Fund | 2001 Annual Report to
                                 Shareholders

 HISTORICAL PERFORMANCE -- CLASS A SHARES


             Net Asset Value
            -----------------
            Beginning   End    Income   Capital Gain    Return      Total
 Year Ended  of Year  of Year Dividends Distributions of Capital  Returns/(1)/
 -----------------------------------------------------------------------------
 11/30/01    $12.35   $12.93    $0.66       $0.00       $0.00       10.25%
 ----------------------------------------------------------------------------
 11/30/00     12.09    12.35     0.65        0.00        0.00        7.79
 ----------------------------------------------------------------------------
 11/30/99     13.32    12.09     0.62        0.00        0.00       (4.73)
 ----------------------------------------------------------------------------
 11/30/98     13.18    13.32     0.65        0.20        0.00        7.66
 ----------------------------------------------------------------------------
 11/30/97     12.99    13.18     0.67        0.12        0.00        7.85
 ----------------------------------------------------------------------------
 11/30/96     12.96    12.99     0.67        0.00        0.00        5.65
 ----------------------------------------------------------------------------
 11/30/95     11.35    12.96     0.69        0.00        0.00       20.73
 ----------------------------------------------------------------------------
 11/30/94     13.26    11.35     0.70        0.06        0.00       (9.07)
 ----------------------------------------------------------------------------
 11/30/93     12.63    13.26     0.74        0.07        0.00       11.74
 ----------------------------------------------------------------------------
 11/30/92     12.28    12.63     0.77        0.04        0.04       10.06
 ----------------------------------------------------------------------------
 Total                          $6.82       $0.49       $0.04
 ----------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS B SHARES


                       Net Asset Value
                      -----------------
                      Beginning   End    Income   Capital Gain    Return      Total
Year Ended             of Year  of Year Dividends Distributions of Capital  Returns/(1)/
----------------------------------------------------------------------------------------
11/30/01               $12.35   $12.92    $0.59       $0.00       $0.00        9.58%
---------------------------------------------------------------------------------------
11/30/00                12.08    12.35     0.58        0.00        0.00        7.26
---------------------------------------------------------------------------------------
11/30/99                13.30    12.08     0.55        0.00        0.00       (5.18)
---------------------------------------------------------------------------------------
11/30/98                13.17    13.30     0.58        0.20        0.00        7.05
---------------------------------------------------------------------------------------
11/30/97                12.99    13.17     0.61        0.12        0.00        7.25
---------------------------------------------------------------------------------------
11/30/96                12.96    12.99     0.61        0.00        0.00        5.14
---------------------------------------------------------------------------------------
11/30/95                11.35    12.96     0.63        0.00        0.00       20.15
---------------------------------------------------------------------------------------
11/30/94                13.26    11.35     0.64        0.06        0.00       (9.50)
---------------------------------------------------------------------------------------
11/30/93                12.63    13.26     0.68        0.07        0.00       11.09
---------------------------------------------------------------------------------------
Inception* - 11/30/92   12.52    12.63     0.05        0.00        0.00        1.29+
---------------------------------------------------------------------------------------
Total                                     $5.52       $0.45       $0.00
---------------------------------------------------------------------------------------




5 Smith Barney Massachusetts Municipals Fund | 2001 Annual Report to
                                 Shareholders

 HISTORICAL PERFORMANCE -- CLASS L SHARES



                       Net Asset Value
                      -----------------
                      Beginning   End    Income   Capital Gain    Return      Total
Year Ended             of Year  of Year Dividends Distributions of Capital  Returns/(1)/
----------------------------------------------------------------------------------------
11/30/01               $12.33   $12.91    $0.59       $0.00       $0.00        9.63%
---------------------------------------------------------------------------------------
11/30/00                12.07    12.33     0.57        0.00        0.00        7.14
---------------------------------------------------------------------------------------
11/30/99                13.30    12.07     0.55        0.00        0.00       (5.28)
---------------------------------------------------------------------------------------
11/30/98                13.16    13.30     0.58        0.20        0.00        7.11
---------------------------------------------------------------------------------------
11/30/97                12.98    13.16     0.60        0.12        0.00        7.21
---------------------------------------------------------------------------------------
11/30/96                12.95    12.98     0.60        0.00        0.00        5.09
---------------------------------------------------------------------------------------
11/30/95                11.35    12.95     0.63        0.00        0.00       20.04
---------------------------------------------------------------------------------------
Inception* - 11/30/94   11.34    11.35     0.04        0.00        0.00        0.40+
---------------------------------------------------------------------------------------
Total                                     $4.16       $0.32       $0.00
---------------------------------------------------------------------------------------

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

 AVERAGE ANNUAL TOTAL RETURNS


                                                          Without Sales Charges/(1)/
                                                         -------------------------
                                                         Class A     Class B Class L
------------------------------------------------------------------------------------
Year Ended 11/30/01                                       10.25%      9.58%   9.63%
-----------------------------------------------------------------------------------
Five Years Ended 11/30/01                                  5.62       5.05    5.02
-----------------------------------------------------------------------------------
Ten Years Ended 11/30/01                                   6.49        N/A     N/A
-----------------------------------------------------------------------------------
Inception* through 11/30/01                                7.37       5.65    7.06
-----------------------------------------------------------------------------------

                                                           With Sales Charges/(2)/
                                                         -------------------------
                                                         Class A     Class B Class L
------------------------------------------------------------------------------------
Year Ended 11/30/01                                        5.88%      5.08%   7.59%
-----------------------------------------------------------------------------------
Five Years Ended 11/30/01                                  4.77       4.89    4.81
-----------------------------------------------------------------------------------
Ten Years Ended 11/30/01                                   6.06        N/A     N/A
-----------------------------------------------------------------------------------
Inception* through 11/30/01                                7.05       5.65    6.92
-----------------------------------------------------------------------------------


6 Smith Barney Massachusetts Municipals Fund | 2001 Annual Report to
                                 Shareholders

 CUMULATIVE TOTAL RETURNS


                                                  Without Sales Charges/(1)/
----------------------------------------------------------------------------
Class A (11/30/91 through 11/30/01)                         87.50%
---------------------------------------------------------------------------
Class B (Inception* through 11/30/01)                       64.60
---------------------------------------------------------------------------
Class L (Inception* through 11/30/01)                       61.84
---------------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.00% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 + Total return is not annualized, as it may not be representative of the total return for the year.
 * Inception dates for Class A, B and L shares are December 21, 1987, November 6, 1992 and November 10, 1994, respectively.


7 Smith Barney Massachusetts Municipals Fund | 2001 Annual Report to
                                 Shareholders

 Historical Performance (unaudited)



                Growth of $10,000 Invested in Class A Shares of
              the Smith Barney Massachusetts Municipals Fund vs.
                   Lehman Brothers Municipal Bond Index and
              Lipper Massachusetts Municipal Debt Funds Average+
           --------------------------------------------------------

                        November 1991 -- November 2001

                                    [CHART]

           Smith Barney                                  Lipper
          Massachusetts      Lehman Brothers         Massachusetts
         Municipals Fund   Municipal Bond Index  Municipal Fund Average

11/91         9,601               10,000                 10,000
11/92        10,567               11,003                 11,026
11/93        11,808               12,222                 12,314
11/94        10,737               11,581                 11,436
11/95        12,962               13,770                 13,549
11/96        13,695               14,579                 14,228
11/97        14,769               15,624                 15,164
11/98        15,901               17,101                 16,127
11/99        15,149               16,918                 15,557
11/00        16,328               18,301                 16,895
11/01        18,002               19,903                 18,275


+Hypothetical illustration of $10,000 invested in Class A shares on November
 30, 1991, assuming deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through November 30, 2001. The Lehman Brothers Municipal Bond Index is a broad based, total return index comprised of investment-grade, fixed rate municipal bonds selected from issues larger than $50 million issued since January 1991. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The Lipper Massachusetts Municipal Debt Funds Average is composed of the Fund's peer group of mutual funds (57 funds as of November 30, 2001). The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

 All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


8 Smith Barney Massachusetts Municipals Fund | 2001 Annual Report to
                                 Shareholders

 PORTFOLIO HIGHLIGHTS (UNAUDITED)

                              INDUSTRY BREAKDOWN*


[CHART]
  4.4% Escrowed to Maturity
 11.2% Transportation
 23.4% Industrial Development
 12.7% Education
  5.3% Life Care Systems
  4.6% Miscellaneous
  1.9% Pollution Control
 11.9% General Obligation
  2.5% Housing: Multi-Family
  4.1% Housing: Single-Family
 18.0% Hospitals

                  SUMMARY OF INVESTMENTS BY COMBINED RATINGS*

                                  Standard &   Percentage of
                  Moody's  and/or   Poor's   Total Investments
                 ---------------------------------------------
                    Aaa              AAA            42.3%
                    Aa               AA             21.4
                     A                A              7.5
                    Baa              BBB            12.7
                    Ba               BB              3.2
                    NR               NR             12.9
                                                   -----
                                                   100.0%
                                                   =====

--------
*As a percentage of total investments. All information is as of November 30, 2001. Please note that Fund holdings are subject to change.


 9 Smith Barney Massachusetts Municipals Fund | 2001 Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS                            NOVEMBER 30, 2001


   FACE
  AMOUNT   RATING(a)                            SECURITY                               VALUE
-----------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- 100.0%
Education -- 12.7%
$1,325,000 Aaa*      Massachusetts State College Building Authority Project Revenue,
                      Capital Appreciation, Series A, MBIA-Insured,
                       zero coupon due 5/1/22                                        $  460,212
                     Massachusetts State Development Finance Agency Revenue:
 1,000,000 A           Curry College, Series A, ACA-Insured, 6.000% due 3/1/31        1,052,080
 1,000,000 AAA         Western New England College, AMBAC-Insured,
                        5.250% due 7/1/20                                             1,019,470
                     Massachusetts State Health & Educational Facilities Authority
                      Revenue:
                        Harvard University:
 1,000,000 AAA           Series DD, 5.000% due 7/15/35                                  976,090
 1,000,000 AAA           Series Z, 5.000% due 1/15/16                                 1,021,340
 1,000,000 AAA          Massachusetts Institute of Technology, Series I-1,
                         5.200% due 1/1/28                                            1,031,880
 1,000,000 AA-          Tufts University, Series I, 5.500% due 2/15/36                1,034,180
                     Massachusetts State Industrial Finance Agency Revenue:
 1,000,000 BBB         Dana Hall School Issue, 5.900% due 7/1/27                      1,004,790
   500,000 AAA         Southeastern Massachusetts University, Series A,
                        AMBAC-Insured, 5.900% due 5/1/12                                542,020
   665,000 A           University Virgin Islands, Series A, ACA-Insured,
                        6.000% due 12/1/19                                              702,326
-----------------------------------------------------------------------------------------------
                                                                                      8,844,388
-----------------------------------------------------------------------------------------------
Escrowed to Maturity (b) -- 4.4%
 2,450,000 AAA       Boston Water & Sewer Community Revenue,
                      10.875% due 1/1/09                                              3,087,220
-----------------------------------------------------------------------------------------------
General Obligation -- 11.9%
   250,000 AAA       Groveland GO, AMBAC-Insured, 6.850% due 6/15/06                    255,345
                     Massachusetts State GO:
                       Series C:
 3,000,000 AA-          5.125% due 12/1/21                                            3,008,130
 1,000,000 AAA          MBIA-Insured, 5.250% due 10/1/20                              1,011,890
                       Series D:
   720,000 AA-          5.500% due 11/1/17                                              777,254
 1,000,000 AA-          5.500% due 11/1/20                                            1,070,800
   250,000 AAA       North Reading GO, MBIA-Insured, 6.875% due 6/15/07                 255,288
   795,000 Aaa*      Plymouth County GO, COP, Series A, 6.750% due 10/1/04              842,279
 1,000,000 Aaa*      Quaboag Regional School District GO, State Qualified,
                      FSA-Insured, 5.500% due 6/1/20                                  1,048,190
-----------------------------------------------------------------------------------------------
                                                                                      8,269,176
-----------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.



10 Smith Barney Massachusetts Municipals Fund | 2001 Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                NOVEMBER 30, 2001

   FACE
  AMOUNT    RATING(a)                          SECURITY                             VALUE
--------------------------------------------------------------------------------------------
Hospitals -- 18.0%
                      Massachusetts State Health & Educational Facilities
                        Authority Revenue:
$   750,000 A3*          Addison Gilbert Hospital, Series C, 5.750% due 7/1/23   $   750,202
  1,000,000 AAA          Beth Israel Deaconess Medical Center, Series G-4,
                          AMBAC-Insured, 7.255% due 7/1/25 (c)                     1,060,400
    870,000 BBB+         Cape Cod Healthcare, Series B, 5.450% due 11/15/23          800,800
    750,000 Baa3*        Central New England Health Systems, Series A,
                          6.300% due 8/1/18                                          718,627
    895,000 NR           Christopher House Inc., Series A, 6.875% due 1/1/29         847,288
  1,440,000 BBB+         Jordan Hospital, Series D, 5.375% due 10/1/28             1,313,467
  1,000,000 BB           Learning Center for Deaf Children, Series C,
                          6.100% due 7/1/19                                          958,400
    500,000 AAA          Medical Center of Central Massachusetts, Series B,
                          AMBAC-Insured, 8.320% due 6/23/22 (c)                      599,790
  1,500,000 Ba2*         Saint Memorial Medical Center, Series A,
                          6.000% due 10/1/23                                       1,294,395
  1,500,000 BBB          UMASS Memorial, Series C, 6.625% due 7/1/32               1,556,370
    700,000 AAA          Valley Regional Health System, Series C,
                          CONNIE LEE-Insured, 7.000% due 7/1/06                      798,539
  1,000,000 BBB          Winchester Hospital, Series E, 6.750% due 7/1/30          1,053,960
    750,000 Aa2*         Youville House, Project A, FHA-Insured,
                          6.050% due 2/15/29                                         780,030
--------------------------------------------------------------------------------------------
                                                                                  12,532,268
--------------------------------------------------------------------------------------------
Housing: Multi-Family -- 2.5%
                      Framingham Housing Authority, Mortgage Revenue, Beaver
                       Terrace Apartments, Series A, GNMA-Collateralized:
    400,000 AAA          6.200% due 2/20/21                                          430,672
  1,200,000 AAA          6.350% due 2/20/32                                        1,292,376
--------------------------------------------------------------------------------------------
                                                                                   1,723,048
--------------------------------------------------------------------------------------------
Housing: Single-Family -- 4.1%
                      Massachusetts State HFA, Housing Revenue,
                       Single-Family Housing:
    805,000 AA           Series 31, 6.450% due 12/1/16                               841,024
  1,925,000 AA           Series 38, 7.200% due 12/1/26 (d)                         2,024,619
--------------------------------------------------------------------------------------------
                                                                                   2,865,643
--------------------------------------------------------------------------------------------
Industrial Development -- 23.4%
                      Boston Industrial Development Financing Authority Revenue:
  1,000,000 NR          First Mortgage, Springhouse Inc., 5.875% due 7/1/18          860,780
    970,000 AAA         North End Community Nursing Home, Refunding Bonds,
                         Series A, FHA-Insured, 6.450% due 8/1/37                  1,147,684
  1,000,000 NR          Roundhouse Hospitality, LLC Project,
                         7.875% due 3/1/25 (d)                                     1,036,410


                      See Notes to Financial Statements.



11 Smith Barney Massachusetts Municipals Fund | 2001 Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                NOVEMBER 30, 2001


   FACE
  AMOUNT   RATING(a)                           SECURITY                               VALUE
----------------------------------------------------------------------------------------------
Industrial Development -- 23.4% (continued)
                     Massachusetts State Development Financing Agency Revenue:
$1,000,000 AA          Applewild School Issue, Asset-Guaranteed,
                        5.750% due 8/1/29                                          $ 1,042,800
 1,105,000 AA          Assumption College, Series A, Asset-Guaranteed,
                        5.750% due 3/1/20                                            1,166,129
 1,000,000 A           Biomedical Research, Series C, 6.250% due 8/1/20              1,060,810
 2,050,000 NR          Chestnut Knoll, Project A, 5.625% due 2/15/25                 1,670,504
 1,000,000 A-          Devens Electric Systems, 6.000% due 12/1/30                   1,013,690
 1,300,000 BBB-        Edgecombe Project, First Mortgage, Series A,
                        6.750% due 7/1/26                                            1,327,118
 1,000,000 NR          Health Care Facility Alliance, Series A, 7.100% due 7/1/32      991,290
 1,000,000 AA          May Institute Inc., Asset-Guaranteed, 5.750% due 9/1/29       1,043,070
 1,000,000 NR          Salem Community Corp., Series B, 8.250% due 12/1/30           1,034,280
 1,000,000 AAA         Volunteers of America, Concord Assisted Living Project,
                        Series A, GNMA-Collateralized, 6.900% due 10/20/41           1,149,840
 1,000,000 AA          Worcester Redevelopment Authority Issue,
                        Asset-Guaranteed, 5.250% due 6/1/19                          1,001,470
                     Massachusetts State Industrial Finance Agency,
                      Resource Recovery Revenue, Series A:
   250,000 BBB+         Refusetech Inc. Project, 6.300% due 7/1/05                     264,568
   500,000 NR           S.E. Massachusetts Project, 9.000% due 7/1/15                  516,335
---------------------------------------------------------------------------------------------
                                                                                    16,326,778
---------------------------------------------------------------------------------------------
Life Care Systems -- 5.3%
                     Massachusetts Industrial Finance Agency Revenue
                      Health Care Facilities:
 1,400,000 AAA          Briscoe House Assisted Living, Series A, FHA-Insured,
                         7.125% due 2/1/36 (d)                                       1,565,802
 1,350,000 AAA          Chelsea Jewish Nursing Home, Series A, FHA-Insured,
                         6.500% due 8/1/37                                           1,470,150
   650,000 A+           Jewish Geriatric Services, Series B, 5.500% due 5/15/27        653,523
---------------------------------------------------------------------------------------------
                                                                                     3,689,475
---------------------------------------------------------------------------------------------
Miscellaneous -- 4.6%
 1,000,000 NR        Northern Mariana Islands, Commonwealth, Series A,
                      7.375% due 6/1/30                                              1,021,760
 1,000,000 AAA       Puerto Rico Commonwealth, 5.500% due 7/1/17                     1,170,600
 1,000,000 NR        Virgin Islands Public Finance Authority Revenue, Series E,
                      5.750% due 10/1/13                                             1,004,020
---------------------------------------------------------------------------------------------
                                                                                     3,196,380
---------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.



12 Smith Barney Massachusetts Municipals Fund | 2001 Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                NOVEMBER 30, 2001


   FACE
  AMOUNT   RATING(a)                          SECURITY                              VALUE
--------------------------------------------------------------------------------------------
Pollution Control -- 1.9%
                     Massachusetts State Water Pollution:
$  200,000 AAA         Pool Program, Series 7, 5.250% due 2/1/31                 $   200,212
   920,000 AA+         Series A, (Pre-Refunded -- Escrowed with U.S. government
                        securities to 2/1/04 Call @ 102), 6.375% due 2/1/15        1,005,827
    80,000 AA+         Unrefunded Balance, Series A, 6.375% due 2/1/15                85,506
-------------------------------------------------------------------------------------------
                                                                                   1,291,545
-------------------------------------------------------------------------------------------
Transportation -- 11.2%
   750,000 BBB       Guam Airport Authority Revenue, Series A,
                       6.500% due 10/1/23                                            772,605
 1,720,000 AAA       Massachusetts State Port Authority Revenue,
                      13.000% due 7/1/13                                           2,662,835
                     Massachusetts State Turnpike Authority, Metropolitan
                      Highway System Revenue, Capital Appreciation,
                      MBIA-Insured:
 1,000,000 AAA          Series A, zero coupon due 1/1/24                             316,540
 3,000,000 AAA          Series C, zero coupon due 1/1/23                           1,002,480
 3,000,000 AAA       Route 3 North Transportation Improvement Association,
                      Massachusetts Leasing Revenue, MBIA-Insured,
                      5.375% due 6/15/29                                           3,066,840
-------------------------------------------------------------------------------------------
                                                                                   7,821,300
-------------------------------------------------------------------------------------------
                     TOTAL INVESTMENTS -- 100%
                     (Cost -- $67,771,086**)                                     $69,647,221
-------------------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service, Inc.
(b) Bonds escrowed to maturity with U.S. government securities are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.
(c) Residual interest bond-coupon varies inversely with level of short-term tax-exempt interest rates.
(d) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
** Aggregate cost for Federal income tax purposes is substantially the same.

    See pages 14 and 15 for definitions of ratings and certain security descriptions.


                      See Notes to Financial Statements.



13 Smith Barney Massachusetts Municipals Fund | 2001 Annual Report to
                                 Shareholders

 BOND RATINGS (UNAUDITED)


The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA      -- Bonds rated "AAA" have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA       -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A        -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
BBB      -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB and B -- Bonds rated "BB" and "B" are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of speculation than "B".
            While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "B", where 1 is the highest and 3 the lowest ranking within its generic category.
Aaa      -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa       -- Bonds rated "Aa" are judged to be of high quality by all standards. Together with the
            "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in
            Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A        -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa      -- Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba       -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be con-
            sidered as well assured. Often the protection of interest and principal payments may be very moderate thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B        -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

NR       -- Indicates that the bond is not rated by Standard & Poor's or Moody's.


14 Smith Barney Massachusetts Municipals Fund | 2001 Annual Report to
                                 Shareholders

 SHORT-TERM SECURITY RATINGS (UNAUDITED)

  SP-1   -- Standard & Poor's highest rating indicating very strong or strong capacity to pay princi- pal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
  A-1    -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
  VMIG 1 -- Moody's highest rating for issues having a demand feature -- VRDO.
  P-1    -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

 SECURITY DESCRIPTIONS (UNAUDITED)

ABAG   --Association of Bay Area
         Governments
ACA    --American Capital Access
AIG    --American International Guaranty
AMBAC  --AMBAC Indemnity Corporation
BAN    --Bond Anticipation Notes
BIG    --Bond Investors Guaranty
CGIC   --Capital Guaranty Insurance
CONNIE
 LEE   --College Construction Loan
         Insurance Association
COP    --Certificate of Participation
EDA    --Economic Development
         Authority
FGIC   --Financial Guaranty Insurance
         Company
FHA    --Federal Housing Administration
FHLMC  --Federal Home Loan Mortgage
         Corporation
FLAIRS --Floating Adjustable Interest Rate
         Securities
FNMA   --Federal National Mortgage
         Association
FRTC   --Floating Rate Trust Certificates
FSA    --Federal Security Assurance
GIC    --Guaranteed Investment Contract
GNMA   --Government National Mortgage
         Association
GO     --General Obligation
HDC    --Housing Development
         Corporation
HFA    --Housing Finance Authority
IDA    --Industrial Development Authority
IDB    --Industrial Development Board
IDR    --Industrial Development Revenue
INFLOS --Inverse Floaters Company
ISD    --Independent School District
LOC    --Letter of Credit
MBIA   --Municipal Bond Investors
         Assurance Corporation
MVRICS --Municipal Variable Rate lnverse
         Coupon Security
PCR    --Pollution Control Revenue
PSF    --Permanent School Fund
RAN    --Revenue Anticipation Notes
RIBS   --Residual Interest Bonds
RITES  --Residual Interest Tax-Exempt
         Securities
SYCC   --Structured Yield Curve Certificate
TAN    --Tax Anticipation Notes
TECP   --Tax-Exempt Commercial Paper
TOB    --Tender Option Bonds
TRAN   --Tax and Revenue Anticipation
         Notes
VA     --Veterans Administration
VRDD   --Variable Rate Daily Demand
VRWD   --Variable Rate Wednesday
         Demand

15 Smith Barney Massachusetts Municipals Fund | 2001 Annual Report to
                                  Shareholders

 Statement of Assets and Liabilities                          November 30, 2001



ASSETS:
  Investments, at value (Cost -- $67,771,086)                        $69,647,221
  Cash                                                                    72,009
  Interest receivable                                                  1,432,113
  Receivable for Fund shares sold                                        121,951
--------------------------------------------------------------------------------
  Total Assets                                                        71,273,294
--------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                                       780,789
  Dividends payable                                                      130,656
  Distribution fees payable                                               23,779
  Administration fee payable                                              11,306
  Investment advisory fee payable                                          8,940
  Payable for Fund shares purchased                                        2,500
  Accrued expenses                                                        51,335
--------------------------------------------------------------------------------
  Total Liabilities                                                    1,009,305
--------------------------------------------------------------------------------
Total Net Assets                                                     $70,263,989
--------------------------------------------------------------------------------
NET ASSETS:
  Par value of shares of beneficial interest                         $     5,436
  Capital paid in excess of par value                                 69,343,319
  Undistributed net investment income                                     46,705
  Accumulated net realized loss from security transactions            (1,007,606)
  Net unrealized appreciation of investments                           1,876,135
--------------------------------------------------------------------------------
Total Net Assets                                                     $70,263,989
--------------------------------------------------------------------------------
Shares Outstanding:
  Class A                                                              3,384,694
--------------------------------------------------------------------------------
  Class B                                                              1,715,171
--------------------------------------------------------------------------------
  Class L                                                                335,812
--------------------------------------------------------------------------------
Net Asset Value:
  Class A (and redemption price)                                          $12.93
--------------------------------------------------------------------------------
  Class B *                                                               $12.92
--------------------------------------------------------------------------------
  Class L **                                                              $12.91
--------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
  Class A (net asset value plus 4.17% of net asset value per share)       $13.47
--------------------------------------------------------------------------------
  Class L (net asset value plus 1.01% of net asset value per share)       $13.04
--------------------------------------------------------------------------------

 * Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from initial purchase (See Note 4).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                      See Notes to Financial Statements.


16 Smith Barney Massachusetts Municipals Fund | 2001 Annual Report to
                                 Shareholders

 STATEMENT OF OPERATIONS  FOR THE YEAR ENDED NOVEMBER 30, 2001


INVESTMENT INCOME:
  Interest                                                              $ 4,069,455
-----------------------------------------------------------------------------------
EXPENSES:
  Distribution fees (Note 4)                                                237,318
  Investment advisory fee (Note 4)                                          202,505
  Administration fee (Note 4)                                               135,003
  Audit and legal                                                            40,405
  Shareholder communications                                                 37,524
  Shareholder and system servicing fees                                      33,832
  Trustees' fees                                                             12,589
  Pricing service fees                                                        9,740
  Registration fees                                                           4,116
  Custody                                                                     4,086
  Other                                                                       5,534
-----------------------------------------------------------------------------------
  Total Expenses                                                            722,652
-----------------------------------------------------------------------------------
Net Investment Income                                                     3,346,803
-----------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 5):
  Realized Gain From Security Transactions
  (excluding short-term securities):
   Proceeds from sales                                                   28,651,919
   Cost of securities sold                                               28,287,845
-----------------------------------------------------------------------------------
  Net Realized Gain                                                         364,074
-----------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation (Depreciation) of Investments:
   Beginning of year                                                       (815,028)
   End of year                                                            1,876,135
-----------------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation                                 2,691,163
-----------------------------------------------------------------------------------
Net Gain on Investments                                                   3,055,237
-----------------------------------------------------------------------------------
Increase in Net Assets From Operations                                  $ 6,402,040
-----------------------------------------------------------------------------------


                      See Notes to Financial Statements.



17 Smith Barney Massachusetts Municipals Fund | 2001 Annual Report to
                                 Shareholders

 Statements of Changes in Net Assets



                                               For the Years Ended November 30,

                                                                      2001          2000
----------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                           $  3,346,803  $  3,297,080
  Net realized gain (loss)                                             364,074      (986,274)
  Increase in net unrealized appreciation                            2,691,163     2,284,526
--------------------------------------------------------------------------------------------
  Increase in Net Assets From Operations                             6,402,040     4,595,332
--------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 3):
  Net investment income                                             (3,349,952)   (3,258,678)
--------------------------------------------------------------------------------------------
  Decrease in Net Assets From
   Distributions to Shareholders                                    (3,349,952)   (3,258,678)
--------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
  Net proceeds from sale of shares                                  15,089,014    11,097,282
  Net asset value of shares issued for reinvestment of dividends     1,831,983     1,892,931
  Cost of shares reacquired                                        (14,818,586)  (14,802,492)
--------------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets
   From Fund Share Transactions                                      2,102,411    (1,812,279)
--------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                    5,154,499      (475,625)
NET ASSETS:
  Beginning of year                                                 65,109,490    65,585,115
--------------------------------------------------------------------------------------------
  End of year*                                                    $ 70,263,989  $ 65,109,490
--------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:                     $46,705       $49,854
--------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


18 Smith Barney Massachusetts Municipals Fund | 2001 Annual Report to
                                 Shareholders

 NOTES TO FINANCIAL STATEMENTS



1. Significant Accounting Policies

Smith Barney Massachusetts Municipals Fund ("Fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f ) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; market discount is recognized upon the disposition of the security; (g) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; ( j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; and
(k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

During November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies ("Guide").This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to amortize premiums and accrete discounts on fixed income securities.The Fund currently does not accrete market discount. Upon adoption, the Fund will be required to


19 Smith Barney Massachusetts Municipals Fund | 2001 Annual Report to
                                 Shareholders
record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States of America. The effect of this adjustment will be to either increase or decrease net investment income with an offsetting decrease or increase to unrealized appreciation (depreciation) of securities. This adjustment will therefore, have no effect on the net assets of the Fund. At this time, the Fund has not completed its analysis of the impact of this accounting change.

2. Fund Concentration

Since the Fund invests primarily in obligations of issuers within the Commonwealth of Massachusetts, it is subject to possible concentration risks associated with economic, political or legal developments or industrial or regional matters specifically affecting Massachusetts.

3. Exempt-Interest Dividends and Other Distributions

The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax, to retain such tax-exempt status when distributed to the shareholders of the Fund.

Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

4. Investment Advisory Agreement, Administration Agreement and Other
   Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citi-group Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SBFM a fee calculated at an annual rate of 0.30% of its average daily net assets. This fee is calculated daily and paid monthly.

SBFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets up to $500 million and 0.18% of the average daily net assets in excess of $500 million. This fee is calculated daily and paid monthly.


20 Smith Barney Massachusetts Municipals Fund | 2001 Annual Report to
                                 Shareholders

Travelers Bank & Trust, fsb. ("TB&T"), formerly known as Citi Fiduciary Trust Company, another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. TB&T receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by TB&T. For the year ended November 30, 2001, the Fund paid transfer agent fees of $17,547 to TB&T.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Fund's distributor. In addition, SSB acts as the primary broker for the Fund's portfolio agency transactions. Certain other broker-dealers continue to sell Fund shares to the public as members of the selling group.

There are maximum initial sales charges of 4.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. There is also a CDSC of 1.00% on Class A shares, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended November 30, 2001, SSB received sales charges of approximately $81,000 and $12,000 on sales of the Fund's Class A and L shares, respectively. In addition, CDSC's paid to SSB were approximately $1,000 and $46,000 for Class A and B shares, respectively.

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and L shares calculated at an annual rate of 0.15% of the average daily net assets of each respective class. In addition, the Fund pays a distribution fee with respect to its Class B and L shares calculated at an annual rate of 0.50% and 0.55%, respectively, of the average daily net assets of each class.


21 Smith Barney Massachusetts Municipals Fund | 2001 Annual Report to
                                 Shareholders

For the year ended November 30, 2001, total Distribution Plan fees incurred were:

                       Class A Class B  Class L
-----------------------------------------------
Distribution Plan Fees $60,950 $152,214 $24,154
-----------------------------------------------

All officers and one Trustee of the Fund are employees of Citigroup or its affiliates.

5. Investments

During the year ended November 30, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                             ---------------------
                             Purchases $31,268,208
                             ---------------------
                             Sales      28,651,919
                             ---------------------

At November 30, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                   -----------------------------------------
                   Gross unrealized appreciation $2,709,797
                   Gross unrealized depreciation   (833,662)
                   -----------------------------------------
                   Net unrealized appreciation   $1,876,135
                   -----------------------------------------

6. Capital Loss Carryforward

At November 30, 2001, the Fund had, for Federal income tax purposes, approximately $997,000 of unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

The amount and year of expiration for each carryforward loss is indicated below. Expiration occurs on November 30, of the year indicated:

                      2007     2008
-------------------------------------
Carryforward Amounts $18,000 $979,000
-------------------------------------


22 Smith Barney Massachusetts Municipals Fund | 2001 Annual Report to
                                 Shareholders

7. Shares of Beneficial Interest

At November 30, 2001, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

At November 30, 2001, total paid-in capital amounted to the following for each class:

                        Class A     Class B    Class L
--------------------------------------------------------
Total Paid-in Capital $42,354,232 $22,598,877 $4,395,646
--------------------------------------------------------

Transactions in shares of each class were as follows:

                                      Year Ended             Year Ended
                                  November 30, 2001      November 30, 2000
                                ---------------------  ---------------------
                                 Shares     Amount      Shares     Amount
  ---------------------------------------------------------------------------
  Class A
  Shares sold                    813,582  $10,355,952   441,608  $ 5,342,166
  Shares issued on reinvestment   94,376    1,204,298    95,615    1,146,655
  Shares reacquired             (464,761)  (5,927,983) (522,797)  (6,283,448)
  ---------------------------------------------------------------------------
  Net Increase                   443,197  $ 5,632,267    14,426  $   205,373
  ---------------------------------------------------------------------------
  Class B
  Shares sold                    252,214  $ 3,244,248   456,901  $ 5,500,760
  Shares issued on reinvestment   40,721      518,820    54,681      655,484
  Shares reacquired             (682,023)  (8,683,386) (669,826)  (8,053,609)
  ---------------------------------------------------------------------------
  Net Decrease                  (389,088) $(4,920,318) (158,244) $(1,897,365)
  ---------------------------------------------------------------------------
  Class L
  Shares sold                    115,798  $ 1,488,814    21,149  $   254,356
  Shares issued on reinvestment    8,532      108,865     7,574       90,792
  Shares reacquired              (16,178)    (207,217)  (38,562)    (465,435)
  ---------------------------------------------------------------------------
  Net Increase (Decrease)        108,152  $ 1,390,462    (9,839) $  (120,287)
  ---------------------------------------------------------------------------



23 Smith Barney Massachusetts Municipals Fund | 2001 Annual Report to
                                 Shareholders

 FINANCIAL HIGHLIGHTS



For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:

Class A Shares                             2001/(1)/ 2000/(1)/ 1999/(1)/  1998     1997
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year          $12.35    $12.09    $13.32    $13.18   $12.99
---------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(2)/                  0.67      0.65      0.62      0.65     0.66
  Net realized and unrealized gain (loss)     0.57      0.26     (1.23)     0.34     0.32
---------------------------------------------------------------------------------------
Total Income (Loss) From Operations           1.24      0.91     (0.61)     0.99     0.98
---------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                      (0.66)    (0.65)    (0.62)    (0.64)   (0.67)
  In excess of net investment income            --        --        --     (0.01)      --
  Net realized gains                            --        --        --     (0.20)   (0.12)
---------------------------------------------------------------------------------------
Total Distributions                          (0.66)    (0.65)    (0.62)    (0.85)   (0.79)
---------------------------------------------------------------------------------------
Net Asset Value, End of Year                $12.93    $12.35    $12.09    $13.32   $13.18
---------------------------------------------------------------------------------------
Total Return                                 10.25%     7.79%    (4.73)%    7.66%    7.85%
---------------------------------------------------------------------------------------
Net Assets, End of Year (000s)             $43,766   $36,324   $35,386   $37,451  $32,736
---------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(2)/                               0.84%     0.87%     0.85%     0.76%    0.80%
  Net investment income                       5.19      5.42      4.84      4.84     5.07
---------------------------------------------------------------------------------------
Portfolio Turnover Rate                         43%       50%       66%       51%      58%
---------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) The investment adviser has waived all or part of its fees for the year ended November 30, 1997. If such fees were not waived, the per share effect on net investment income and the actual expense ratio would have been $0.01 and 0.88%, respectively.


24 Smith Barney Massachusetts Municipals Fund | 2001 Annual Report to
                                 Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:

Class B Shares                              2001/(1)/ 2000/(1)/ 1999/(1)/  1998     1997
--------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year           $12.35    $12.08    $13.30    $13.17   $12.99
--------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(2)/                   0.58      0.58      0.56      0.58     0.60
  Net realized and unrealized gain (loss)      0.58      0.27     (1.23)     0.33     0.31
----------------------------------------------------------------------------------------
Total Income (Loss) From Operations            1.16      0.85     (0.67)     0.91     0.91
----------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                       (0.59)    (0.58)    (0.55)    (0.57)   (0.61)
  In excess of net investment income             --        --        --     (0.01)      --
  Net realized gains                             --        --        --     (0.20)   (0.12)
----------------------------------------------------------------------------------------
Total Distributions                           (0.59)    (0.58)    (0.55)    (0.78)   (0.73)
----------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $12.92    $12.35    $12.08    $13.30   $13.17
----------------------------------------------------------------------------------------
Total Return                                   9.58%     7.26%    (5.18)%    7.05%    7.25%
----------------------------------------------------------------------------------------
Net Assets, End of Year (000s)              $22,162   $25,977   $27,332   $30,285  $27,589
----------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(2)/                                1.42%     1.41%     1.36%     1.28%    1.31%
  Net investment income                        4.61      4.88      4.33      4.32     4.57
----------------------------------------------------------------------------------------
Portfolio Turnover Rate                          43%       50%       66%       51%      58%
----------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) The investment adviser has waived all or part of its fees for the year ended November 30, 1997. If such fees were not waived, the per share effect on net investment income and the actual expense ratio would have been $0.01 and 1.39%, respectively.


25 Smith Barney Massachusetts Municipals Fund | 2001 Annual Report to
                                 Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:

Class L Shares                              2001/(1)/  2000/(1)/  1999/(1)/  1998/(2)/  1997
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year          $12.33     $12.07     $13.30     $13.16    $12.98
-----------------------------------------  ---------  ---------  ---------  ---------  ------
Income (Loss) From Operations:
  Net investment income/(3)/                  0.59       0.58       0.56       0.58      0.59
  Net realized and unrealized gain (loss)     0.58       0.25      (1.24)      0.34      0.31
-----------------------------------------  ---------  ---------  ---------  ---------  ------
Total Income (Loss) From Operations           1.17       0.83      (0.68)      0.92      0.90
-----------------------------------------  ---------  ---------  ---------  ---------  ------
Less Distributions From:
  Net investment income                      (0.59)     (0.57)     (0.55)     (0.57)    (0.60)
  In excess of net investment income            --         --         --      (0.01)       --
  Net realized gains                            --         --         --      (0.20)    (0.12)
-----------------------------------------  ---------  ---------  ---------  ---------  ------
Total Distributions                          (0.59)     (0.57)     (0.55)     (0.78)    (0.72)
-----------------------------------------  ---------  ---------  ---------  ---------  ------
Net Asset Value, End of Year                $12.91     $12.33     $12.07     $13.30    $13.16
-----------------------------------------  ---------  ---------  ---------  ---------  ------
Total Return                                  9.63%      7.14%     (5.28)%     7.11%     7.21%
-----------------------------------------  ---------  ---------  ---------  ---------  ------
Net Assets, End of Year (000s)              $4,336     $2,808     $2,867     $1,895      $428
-----------------------------------------  ---------  ---------  ---------  ---------  ------
Ratios to Average Net Assets:
  Expenses/(3)/                               1.42%      1.46%      1.39%      1.31%     1.34%
  Net investment income                       4.60       4.83       4.32       4.25      4.51
-----------------------------------------  ---------  ---------  ---------  ---------  ------
Portfolio Turnover Rate                         43%        50%        66%        51%       58%
-----------------------------------------  ---------  ---------  ---------  ---------  ------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) On June 12, 1998, Class C shares were renamed Class L shares.
(3) The investment adviser has waived all or part of its fees for the year ended November 30, 1997. If such fees were not waived, the per share effect on net investment income and the actual expense ratio would have been $0.01 and 1.42%, respectively.


26 Smith Barney Massachusetts Municipals Fund | 2001 Annual Report to
                                 Shareholders

 INDEPENDENT AUDITORS' REPORT


The Shareholders and Board of Trustees of
Smith Barney Massachusetts Municipals Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Massachusetts Municipals Fund ("Fund") as of November 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2001, by correspondence with the custodian. As to securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of November 30, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                        /s/ KPMG LLP

New York, New York
January 14, 2002


27 Smith Barney Massachusetts Municipals Fund | 2001 Annual Report to
                                 Shareholders

 TAX INFORMATION (UNAUDITED)

For Federal tax purposes, the Fund hereby designates for the fiscal year ended November 30, 2001:

   . 100.00% of the dividends paid by the Fund from net investment income as tax exempt for regular Federal income tax purposes.


28 Smith Barney Massachusetts Municipals Fund | 2001 Annual Report to
                                 Shareholders

                                 SMITH BARNEY
                                 MASSACHUSETTS
                                MUNICIPALS FUND


              TRUSTEES                INVESTMENT ADVISER
              Herbert Barg            AND ADMINISTRATOR
              Alfred J. Bianchetti    Smith Barney Fund
              Martin Brody             Management LLC
              Dwight B. Crane
              Burt N. Dorsett         DISTRIBUTOR
              Elliot S. Jaffe         Salomon Smith Barney Inc.
              Stephen E. Kaufman
              Joseph J. McCann        CUSTODIAN
              Heath B. McLendon,      State Street Bank and
               Chairman                Trust Company
              Cornelius C. Rose, Jr.
              James Crisona, Emeritus TRANSFER AGENT
                                      Travelers Bank & Trust, fsb.
              OFFICERS                125 Broad Street, 11th Floor
              Heath B. McLendon       New York, New York 10004
              President and
              Chief Executive Officer SUB-TRANSFER AGENT
                                      PFPC Global Fund Services
              Lewis E. Daidone        P.O. Box 9699
              Senior Vice President   Providence, Rhode Island
              and Treasurer           02940-9699

              Peter M. Coffey
              Vice President and
              Investment Officer

              Anthony Pace
              Controller

              Christina T. Sydor
              Secretary

  Smith Barney Massachusetts Municipals Fund





  This report is submitted for the general information of the shareholders of Smith Barney Massachusetts Municipals Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after February 28, 2002, this report must be accompanied by performance information for the most recently completed calendar quarter.

  SMITH BARNEY MASSACHUSETTS MUNICIPALS FUND
  Smith Barney Mutual Funds
  125 Broad Street
  10th Floor, MF-2
  New York, New York 10004

  For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

  www.smithbarney.com/mutualfunds


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